CCMI BOND FUND
A Portfolio of CCMI Funds

Supplement dated August 4, 2003 to the June 1, 2002 Prospectus

Effective August 4, 2003 the transfer agent for CCMI Bond Fund is Unified Fund Services, Inc. All references to the transfer agent are hereby changed accordingly. The Transfer Agent's address is as follows:

              Unified Fund Services, Inc.
              431 N. Pennsylvania Street
              Indianapolis, Indiana 46204

Effective August 4, 2003 the Distributor for the CCMI Bond Fund is Unified Financial Securities, Inc. All references to the Fund's Distributor are hereby changed accordingly. The Distributor's address is as follows:

              Unified Financial Securities, Inc.
              431 N. Pennsylvania Street
              Indianapolis, Indiana 46204

The following replaces the information contained on pages 8 through the section entitled "BY MAIL" on page 10.

HOW IS THE FUND SOLD?

The Fund's Distributor, Unified Financial Securities, Inc. (Distributor), markets the Shares described in this prospectus to trust clients of Commerce Capital Management, Inc. and its affiliates and individual investors. When the Distributor receives marketing fees and sales charges, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Unified Financial Services, Inc. (Unified).


RULE 12B-1 PLAN
The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees to the Distributor and investment professionals for the sale, distribution and customer servicing of the Fund's Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

HOW TO PURCHASE SHARES

You may purchase Shares through Commerce Capital Management, Inc. or through an investment professional that has a sales agreement with the Distributor (Authorized Dealer).

THROUGH COMMERCE CAPITAL MANAGEMENT, INC.

An investor may purchase Shares by calling Commerce Capital Management, Inc. at 1-800-386-3111. Orders must be received by 3:00 p.m. (Eastern time) in order to receive that day's public offering price. Payment is normally required within three business days.

By mail

You may also purchase Fund Shares by mailing a check and completed account application to:

              CCMI Funds
              c/o Unified Fund Services, Inc.
              P.O. Box 6110
              Indianapolis, IN 46206-6110

If you send your check by a private courier or overnight delivery service that requires a street address, mail it to:

              CCMI Funds c/o
              Unified Fund Services, Inc.
              431 North Pennsylvania Street
              Indianapolis, IN  46204-1806

THROUGH AN AUTHORIZED DEALER
Call your Authorized Dealer for specific instructions. Purchase orders must be received by the Dealer before 3:00 p.m. (Eastern time) in order to receive that day's public offering price. Orders received after 3:00 p.m. (Eastern time) will be purchased at the next determined public offering price.

THROUGH AN EXCHANGE
You may purchase Shares through an exchange from the same Share class of another CCMI Fund. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM
Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the Systematic Investment Program (SIP) section of the New Account Form or by contacting the Fund or your investment professional. The minimum investment amount for SIPs is $25.

HOW TO EXCHANGE SHARES

You may exchange Shares of a Fund for another CCMI Fund at the NAV next determined after the Funds receive the exchange request in proper form. In order to exchange Shares you must: o meet any minimum initial investment requirements; and o receive a prospectus for the fund into which you wish to exchange.
An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. Signatures must be guaranteed if you request an exchange into another fund with a different shareholder registration. The Fund may modify or terminate the exchange privilege at any time. Shareholders will be notified of the modification or termination of the exchange privilege. The Fund's management or Adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading which is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other CCMI Funds.

By Telephone
You may exchange Shares by telephone by calling 1-800-386-3111, or by calling your Authorized Dealer directly. Telephone exchange instructions must be received by 4:00 p.m. (Eastern time) for Shares to be exchanged that day. Your telephone instructions may be recorded. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will notify you if it changes telephone transaction privileges.

By Mail
You may exchange Shares by sending a written request to the Fund. Send your requests by mail to:

              CCMI Funds
              c/o Unified Fund Services, Inc.
              P.O. Box 6110 Indianapolis, IN 46206-6110


Send requests by private courier or overnight delivery service to:

              CCMI Funds
              c/o Unified Fund Services, Inc.
              431 North Pennsylvania Street
              Indianapoli, IN  46204-1806

In addition, you may exchange Shares by sending a written request to your Authorized Dealer directly.

HOW TO REDEEM SHARES

The Fund redeems Shares at its NAV next determined after the Fund receives the redemption request in proper form. Shares may be redeemed by telephone or by mail through Commerce Capital Management, Inc. or directly from the Fund. Redemption requests must be received by 3:00 p.m. (Eastern time) and must be transmitted by Commerce Capital Management, Inc. to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's NAV.

By Telephone
You may redeem Shares by calling Commerce Capital Management, Inc. at 1-800-386-3111. Shareholders who have an Authorized Dealer should contact their Authorized Dealer for specific instructions on how to redeem by telephone. Your telephone instructions may be recorded. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will notify you if it changes telephone transaction privileges.

By Mail
You may redeem Shares by sending a written request to the Fund. Send your written redemption request including your name, the Fund name, your account number and the Share or dollar amount requested to:

              CCMI Funds
              c/o Unified Fund Services, Inc.
              P.O. Box 6110
              Indianapolis, IN  46206-6110


All portions of the Prospectus not specifically amended by this Supplement remain in full force and effect.


This Supplement and the Prospectus dated June 1, 2002 contain information that you should know before investing in the Fund and should be retained for future reference. Additional information is included in the Statement of Additional Information dated June 1, 2002, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request and without charge by calling 1-800-386-3111.